Related Party Transactions	12 Months Ended
Dec. 31, 2013
Related Party Transactions [Abstract]
Related Party Transactions

10.	Related Party Transactions

a)	The Partnership has entered into an omnibus agreement with Teekay Corporation, Teekay LNG Partners L.P., the General Partner and others governing, among other things, when the Partnership, Teekay Corporation and Teekay LNG Partners L.P. may compete with each other and certain rights of first offering on liquefied natural gas carriers, oil tankers, shuttle tankers, FSO units and FPSO units.

b)	On October 1, 2010, the Partnership acquired from Teekay Corporation the Rio das Ostras FPSO unit, which is on a long-term charter to Petroleo Brasileiro SA (or Petrobras), for a purchase price of $157.7 million, plus working capital of $12.4 million. The purchase agreement provides that Teekay Corporation shall reimburse the Partnership for upgrade costs in excess of the upgrade estimate as of the closing date. During the year ended December 31, 2011, Teekay Corporation reimbursed the Partnership for $2.0 million of such upgrade costs, which is reflected as a capital contribution.

c)	On March 8, 2011, the Partnership acquired Teekay Corporation’s 49% interest in OPCO for a combination of $175 million in cash (less $15 million in distributions made by OPCO to Teekay Corporation between December 31, 2010 and the date of acquisition) and the issuance of 7.6 million of the Partnership’s common units to Teekay Corporation and a 2% proportionate interest to the General Partner in a private placement (see note 15). The acquisition increased the Partnership’s ownership of OPCO to 100%. The excess of the proceeds paid by the Partnership over Teekay Corporation’s historical book value of $128.0 million for the 49% interest in OPCO was accounted for as an equity distribution to Teekay Corporation of $258.3 million.

d)	On August 2, 2011, the Partnership acquired from Teekay Corporation the Peary Spirit for a purchase price of $134.5 million. The purchase price was financed through the assumption of debt of $96.8 million and $37.7 million with cash. The excess of $5.5 million of the cash portion of the purchase price over the book value of the net assets of $32.2 million is accounted for as an equity distribution to Teekay Corporation. Immediately prior to the acquisition, $36.9 million of amounts due to Teekay Corporation by Peary Spirit LLC was converted to equity of the vessel entity. For the period October 1, 2010 to August 2, 2011, the Partnership consolidated Peary Spirit LLC on its financial statements as it was considered a variable interest entity and the Partnership was the primary beneficiary.

e)	On October 1, 2011, the Partnership acquired from Teekay Corporation a newbuilding shuttle tanker, the Scott Spirit, for $116.0 million. The purchase price was subject to an adjustment for up to an additional $12 million based upon incremental shuttle tanker revenues above projections used for the sales price valuation generated during the two years following the acquisition. On October 1, 2012, the Partnership repaid a portion of the liability, which at the repayment date was $5.9 million. As at December 31, 2012, the outstanding liability was $5.7 million, which was included in due to affiliates. The remaining liability was settled as of the year end of December 31, 2013. The purchase price was financed through the assumption of debt of $93.3 million and $23.0 million with cash. The excess of $35.6 million of the purchase price over the book value of the net liabilities of $2.6 million, which includes the fair value of an interest rate swap of ($34.6) million, was accounted for as an equity distribution to Teekay Corporation. Immediately prior to the acquisition, $34.5 million of amounts due to Teekay Corporation by Scott Spirit LLC was converted to equity.

The following costs attributable to the operations of the Scott Spirit were incurred by Teekay Corporation, and have been allocated to the Partnership as part of the results of the Dropdown Predecessor:

•	Vessel operating expenses (consisting primarily of vessel management fees) and general and administrative expenses of $0.1 million and $0.1 million, respectively, for the year ended December 31, 2011.

•	Interest expense incurred by Teekay Corporation on its credit facilities that were used to finance the acquisition of the Scott Spirit of $0.3 million for the year ended December 31, 2011.

•	Teekay Corporation entered into an interest rate swap to offset increases or decreases in the variable-rate interest payments of the credit facilities that were used to finance the acquisition of the Scott Spirit. The unrealized loss on this interest rate swap allocated to the Partnership is $12.2 million for the year ended December 31, 2011. This amount is reflected in realized and unrealized gain (loss) on derivative instruments.

f)	On October 1, 2012, the Partnership acquired from Teekay Corporation the VOC equipment on board the Amundsen Spirit, the Nansen Spirit, the Peary Spirit and the Scott Spirit for $12.8 million. On December 31, 2012, the Partnership recognized this liability in due to affiliates. The purchase price was financed with cash. The excess of $2.8 million of the purchase price over the net carrying value of the equipment is accounted for as an equity distribution to Teekay Corporation.

g)	On May 2, 2013, the Partnership acquired from Teekay Corporation its 100% interest in Voyageur LLC, which owns the Voyageur Spirit FPSO unit, which operates on the Huntington Field in the North Sea under a five-year contract, plus up to 10 one-year extension options, with E.ON, for an original purchase price of $540.0 million. The purchase price was financed with the assumption of the $230.0 million debt facility secured by the unit, $270.0 million with cash, of which a partial prepayment of $150.0 million was made to Teekay Corporation in February 2013, and the non-cash issuance of 1.4 million common units to Teekay Corporation, which had a value of $40.0 million at the time Teekay Corporation offered to sell the unit to the Partnership.

Interest expense incurred by Teekay Corporation on its credit facilities that were used to finance the acquisition of the Voyageur Spirit of $0.3 million for the year ended December 31, 2013 has been allocated to the Partnership as part of the results of the Dropdown Predecessor.

On April 13, 2013, the Voyageur Spirit FPSO unit began production and on May 2, 2013, the Partnership acquired the unit from Teekay Corporation. Upon commencing production, the Partnership and its sponsor, Teekay Corporation, had a specified time period to receive final acceptance from the charterer, at which point the unit would commence full operations under the contract with E.ON. However, due to a defect encountered in one of its two gas compressors, the FPSO unit was unable to achieve final acceptance within the allowable timeframe, resulting in the FPSO unit being declared off-hire by the charterer retroactive to April 13, 2013. This resulted in $29.2 million of the charter rate being foregone for the year ended December 31, 2013, inclusive of both the Dropdown Predecessor period from April 13, 2013 to May 1, 2013 and the period owned by the Partnership from May 2, 2013 to August 26, 2013.

On August 27, 2013, repairs to the defective gas compressor on the Voyageur Spirit FPSO were completed and the unit achieved full production capacity. On September 30, 2013, the Partnership entered into an interim agreement with E.ON whereby the Partnership was compensated for production beginning August 27, 2013 through until the receipt of final acceptance by E.ON. Compensation was based on actual production relative to the operating capacity of the FPSO unit; however, any restrictions on production as a result of the charterer were included in this compensation. Teekay Corporation has indemnified the Partnership for a further $2.1 million for the production shortfall from August 27, 2013 to December 31, 2013. In addition, the Partnership has been indemnified for a further $3.6 million associated with unrecovered repair costs to address the compressor issues. Teekay Corporation’s indemnification to the Partnership for loss of the charter rate under the charter agreement with E.ON and certain unrecovered vessel operating expenses from the date of first oil on April 13, 2013 until receipt of the certificate of final acceptance from E.ON, is subject to a maximum of $54 million.

On April 4, 2014, the Partnership received the certificate of final acceptance from the charterer, which declared the unit on-hire retroactive to February 22, 2014.

Any amounts paid as indemnification from Teekay Corporation to the Partnership were effectively treated as a reduction in the purchase price paid by the Partnership for the FPSO unit. Any future compensation received by the Partnership from the charterer related to the indemnification period will reduce the amount of Teekay Corporation’s indemnification to the Partnership. As at December 31, 2013, the $540.0 million original purchase price of the Voyageur Spirit FPSO unit has effectively been reduced to $509.3 million ($279.3 million net of assumed debt of $230.0 million) to reflect the $34.9 million indemnification amount for the last three quarters of 2013, partially offset by the excess value of $4.3 million relating to the 1.4 million common units issued to Teekay Corporation on the date of closing of the transaction in May 2013 compared to the date Teekay Corporation offered to sell the unit to the Partnership. The excess of the purchase price (net of assumed debt) over the book value of the net assets of $201.8 million is accounted for as an equity distribution to Teekay Corporation of $77.6 million.

h)	The Itajai FPSO unit achieved first oil in February 2013, at which time the unit commenced operations under a nine-year, fixed-rate time-charter contract with Petrobras, with six additional one-year extension options exercisable by Petrobras. On June 10, 2013, the Partnership acquired Teekay Corporation’s 50% interest in OOG-TKP FPSO GmbH & Co KG, a joint venture with Odebrecht, which owns the Itajai FPSO unit, for a purchase price of $53.8 million. The joint venture is a borrower under a term loan which at the time Teekay Corporation offered to sell its interest in the joint venture, had an outstanding balance of $300.0 million. Prior to finalizing the purchase, the joint venture repaid $10.5 million of its originally drawn down debt and as a result, the joint venture’s outstanding debt was $289.5 million as of the purchase date. The purchase price was paid in cash. The excess of the purchase price over Teekay Corporation’s carrying value of its 50% interest in the Itajai FPSO has been accounted for as an equity distribution to Teekay Corporation of $6.6 million. The Partnership’s investment in the Itajai FPSO unit is accounted for using the equity method.

The purchase price was based on an estimate of the fully built-up cost of the Itajai FPSO, including certain outstanding contractual items. To the extent the resolution of the outstanding contractual items results in a change to the fully built-up cost, the Partnership will not be exposed to changes in the fully built-up cost.

i)	In June 2011, the Partnership entered into a new long-term contract with a subsidiary of BG Group plc (or BG) to provide shuttle tanker services in Brazil. The contract with BG is serviced with four newbuilding shuttle tankers (or the BG Shuttle Tankers) under ten-year time charter contracts. The Partnership took delivery of the four BG Shuttle Tankers in the second half of 2013. The Partnership received shipbuilding and site supervision services from certain subsidiaries of Teekay Corporation relating to BG Shuttle Tankers. These costs were originally capitalized and included as part of advances on newbuilding contracts. Upon delivery of the vessels, these costs were reclassified to vessels and equipment. As at December 31, 2013 and December 31, 2012, shipbuilding and site supervision costs provided by Teekay Corporation subsidiaries totaled $14.2 million and $2.8 million, respectively.
j)	During the year ended, December 31, 2013, two conventional tankers, two shuttle tankers and two FSO units of the Partnership were employed on long-term time-charter-out contracts with subsidiaries of Teekay Corporation, and two conventional tankers of the Partnership were employed on long-term time-charter-out contracts with a joint venture in which Teekay Corporation has a 50% interest. During the years ended December 31, 2013 and 2012, the Partnership terminated the long-term time-charter-out contracts employed by three of its conventional tankers with a subsidiary of Teekay Corporation. In 2013 and 2012, the Partnership received early termination fees from Teekay Corporation of $11.3 million and $14.7 million, respectively, which is recorded in net income (loss) from discontinued operations on the consolidated statements of income (loss). Teekay Corporation and its wholly owned subsidiaries provide substantially all of the Partnership’s commercial, technical, crew training, strategic, business development and administrative services needs. In addition, the Partnership reimburses the General Partner for expenses incurred by the General Partner that are necessary or appropriate for the conduct of the Partnership’s business. Such related party transactions were as follows for the periods indicated:

	Year Ended December 31,
	2013	2012	2011
	$	$	$
Revenues(1)	71,905	64,166	62,233
Vessel operating expenses(2)	(39,820)	(44,024)	(38,760)
General and administrative(3)(4)	(29,528)	(21,184)	(26,660)
Interest income(5)	1,217	—	—
Interest expense(6)	(450)	(392)	(316)
Realized and unrealized loss on derivative instruments(7)	—	—	(12,186)
Other expense(8)	(319)	(657)	(812)
Net income from related party transactions from discontinued operations (9)	19,255	59,872	106,483

(1)	Includes revenue from long-term time-charter-out contracts and short-term time-charter-out contracts with subsidiaries or affiliates of Teekay Corporation, including management fees from ship management services provided by the Partnership to a subsidiary of Teekay Corporation.
(2)	Includes ship management and crew training services provided by Teekay Corporation. The cost of ship management services provided by Teekay Corporation of $34.9 million for the year ended December 31, 2013, have been presented as vessel operating expenses (see note 1). The amounts reclassified from general and administrative to vessel operating expenses in the comparative periods to conform to the presentation adopted in the current periods were $38.7 million and $33.5 million for the years ended December 31, 2012 and 2011, respectively.
(3)	Includes commercial, technical, strategic, business development and administrative management fees charged by Teekay Corporation and reimbursements to Teekay Corporation and our General Partner for costs incurred on the Partnership’s behalf.
(4)	Includes a $1.0 million and $1.7 million success fee to Teekay Corporation for assistance with the acquisition of the 2010-built HiLoad Dynamic Positioning unit from Remora AS during the year ended December 31, 2013 and the acquisition of the 2007-built Piranema Spirit from Sevan Marine ASA during the year ended December 31, 2011, respectively.
(5)	Includes interest income related to the interest received from Teekay Corporation on the $150 million prepayment for the Voyageur Spirit. The Partnership received interest at a rate of LIBOR plus a margin of 4.25% on the prepaid funds to Teekay Corporation from February 26, 2013 until the Partnership acquired the FPSO unit on May 2, 2013.
(6)	Guarantee fee related to the final bullet payment of the Piranema Spirit FPSO debt facility guaranteed by Teekay Corporation for 2011 through 2013 and interest allocated from Teekay Corporation as a result of the Dropdown Predecessor during the year ended December 31, 2011.
(7)	Realized and unrealized losses on interest rate swaps allocated from Teekay Corporation as a result of the Dropdown Predecessor.
(8)	Unrealized loss from the change in fair value of the Partnership’s contingent consideration liability relating to the acquisition of the Scott Spirit (see note 3a).
(9)	Related party transactions relating to seven conventional tankers determined to be discontinued operations. This includes revenue from long-term time-charter-out contracts with subsidiaries or affiliates of Teekay Corporation, including the early termination fee described above; crew training fees charged by Teekay Corporation accounted for as vessel operating expenses; and commercial, technical, strategic and business development management fees charged by Teekay Corporation.

k)	At December 31, 2013, due from affiliates totaled $15.2 million (December 31, 2012 - $29.7 million) and due to affiliates totaled $121.9 million (December 31, 2012 - $47.8 million). Due to and from affiliates are non-interest bearing and unsecured and are expected to be settled within the next fiscal year in the normal course of operations.